EXHIBIT 31.2

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO RULES 13a-14 AND 15d-14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Josephine Iannelli, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Bar Harbor Bankshares (the “registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 24, 2017

/s/ Josephine Iannelli

Name: Josephine Iannelli

Title: Executive Vice President and Chief Financial Officer